SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2007 (May 25, 2007)

CHINA FIRE & SECURITY GROUP, INC.

(Exact name of registrant as specified in Charter)

Florida	000-50491	65-1193022
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

South Banbidian Industrial Park,
Liqiao Township, Shunyi District
Beijing 101304, People’s Republic of China
(Address of Principal Executive Offices)

(86-10) 8416 3816
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

Effective May 25, 2007, our board of directors adopted an amendment to our bylaws. A copy of the bylaws as amended is attached to this Current Report as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended bylaws of China Fire & Security Group, Inc., effective May 25 , 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA FIRE & SECURITY GROUP, INC.

Date: May 30, 2007	By:	/s/ Brian Lin
Title: Chief Executive Officer